UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRAMERCY PROPERTY TRUST INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Stockholder:                                                                                                                      January 20, 2015

You are invited to attend a Special Meeting of common stockholders (the “Special Meeting”) of Gramercy Property Trust Inc., a Maryland corporation (the “Company”). The Special Meeting will be held on Thursday, February 26, 2015 at 9:30 a.m., New York time. This Special Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Special Meeting and vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/GPT2015 and entering your Control Number.

The attached proxy statement, with the accompanying notice of the Special Meeting, describes the matter to be acted upon at the Special Meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matter described in the accompanying proxy statement. We hope that you will be able to attend the Special Meeting, at which our management team will be available to answer questions.

Your vote is important to us. Whether you plan to attend the Special Meeting or not, please complete the enclosed proxy card and return it as promptly as possible or authorize your proxy via the Internet or by calling the toll-free telephone number. The enclosed proxy card contains instructions regarding all three methods of authorizing your proxy. If you attend the Special Meeting, you may continue to have your shares of common stock voted as instructed in the proxy or you may revoke your proxy at the Special Meeting and vote your shares of common stock online. We look forward to your participation.

Sincerely,

/s/ Gordon F. DuGan

Gordon F. DuGan
Chief Executive Officer

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

Gramercy Property Trust Inc.’s common stockholders of record on the close of business on January 12, 2015, the record date for the Special Meeting of common stockholders, may each authorize their proxies by telephone, by Internet or by mail by following the instructions on their proxy card. If you have any questions regarding how to authorize your proxy by telephone or by internet, please call Morrow & Co. LLC, the firm assisting Gramercy Property Trust Inc. with the solicitation of proxies, toll-free at (800) 607-0088.

GRAMERCY PROPERTY TRUST INC.
521 Fifth Avenue, 30th Floor
New York, New York 10175-3001

NOTICE OF SPECIAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON FEBRUARY 26, 2015

The Special Meeting of common stockholders (the “Special Meeting”) of Gramercy Property Trust Inc., a Maryland corporation (the “Company”), will be held via live webcast at www.virtualshareholdermeeting.com/GPT2015 on Thursday, February 26, 2015 at 9:30 a.m., New York time. Please be sure to have your Control Number to join the meeting.

At the Special Meeting, holders of our common stock will be asked to consider and vote upon a proposal to amend the Company’s charter to increase the number of authorized shares of common stock.

Our Board of Directors has fixed the close of business on January 12, 2015, as the record date for determining the common stockholders entitled to notice of, and to vote at, the Special Meeting, and at any adjournments or postponements thereof. Only the common stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

You are requested to complete and sign the enclosed form of proxy, which is being solicited by our Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope or authorize your proxy via the Internet or by calling the toll-free number. The enclosed proxy card contains instructions regarding all three methods of authorizing your proxy. Any proxy may be revoked by delivery of a properly executed, later dated proxy. In addition, the common stockholders of record who attend the virtual Special Meeting may vote online, even if they have previously delivered a signed proxy.

By Order of our Board of Directors

/s/ Edward J. Matey Jr.

Edward J. Matey Jr.
Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on February 26, 2015.

The Company’s Proxy Statement for the Special Meeting, the proxy card and this notice are available at http:www.proxyvote.com.

New York, New York
January 20, 2015

Whether or not you plan to attend the Special Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided or authorize your proxy by telephone or Internet following the instructions on your proxy card. For specific instructions on voting, please refer to the instructions on the proxy card or the information forwarded by your broker, bank or other holder of record. If you attend the virtual Special Meeting, you may vote online even if you have previously signed and returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote online at the virtual Special Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

i

GRAMERCY PROPERTY TRUST INC.
521 Fifth Avenue, 30th Floor
New York, New York 10175-3001

PROXY STATEMENT

FOR OUR SPECIAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON FEBRUARY 26, 2015

We are sending this proxy statement and the enclosed proxy card, on or about January 20, 2015 to holders of our common stock on January 12, 2015 (the “Record Date”), in connection with the solicitation of proxies by the Board of Directors of Gramercy Property Trust Inc., a Maryland corporation, for use at the Special Meeting of stockholders to be held on Thursday, February 26, 2015 at 9:30 a.m., New York time, via live webcast by visiting www.virtualshareholdermeeting.com/GPT2015, or at any postponement or adjournment of the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, holders of our common stock will be asked to consider and vote upon a proposal to amend the Company’s charter to increase the number of authorized shares of common stock, par value $0.001 per share (“common stock”).

The Board recommends a vote “FOR” the Proposal.

Who is entitled to vote at the Special Meeting?

If our records show that you were a holder of our common stock at the close of business on the Record Date, you are entitled to receive notice of the meeting and to vote the shares of common stock that you held on the Record Date even if you sell such shares after the Record Date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What vote is required to approve the Proposal?

The affirmative vote of stockholders entitled to cast two-thirds of all of the votes entitled to be cast on the Proposal is necessary for the approval of the Proposal.

Abstentions will have the same effect as votes “against” the Proposal. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (the “NYSE”), absent instructions from the beneficial owners, banks and brokers who hold shares in street name for beneficial owners only have the authority to vote on routine corporate matters. We consider the Proposal to be a routine matter. Accordingly, there will not be any broker “non-votes”. The Proposal, if approved, does not entitle any of the stockholders to appraisal rights under Maryland law.

What constitutes a quorum?

The presence, in person or by proxy, of stockholders entitled to cast a majority of all of the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the Record Date, there were 187,079,162 shares of common stock outstanding and entitled to vote at the Special Meeting. Abstentions will be counted towards the quorum requirement.

How do I vote?

Voting Electronically at the Special Meeting.  If you are a registered stockholder and attend the Special Meeting, you may vote electronically at the Special Meeting at www.virtualshareholdermeeting.com/GPT2015 when you enter your Control Number. If your shares of common stock are held in street name and you wish to vote electronically at the Special Meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of common stock of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.  If you hold your shares of common stock in your own name as a holder of record with our transfer agent, American Stock Transfer & Trust Company, LLC, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock in one of the following ways:

•	By Telephone. You may authorize a proxy to vote your shares by telephone by calling the toll-free number listed on your proxy card. Telephone proxy authorization is available 24 hours per day until 11:59 p.m., New York time, on February 25, 2015. When you call, please have your proxy card in hand, and you will receive a series of voice instructions which will allow you to authorize a proxy to vote your shares. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
•	By Internet. You also have the option to authorize a proxy to vote your shares via the Internet. The website for Internet proxy authorization is printed on your proxy card. Internet proxy authorization is available 24 hours per day until 11:59 p.m., New York time, on February 25, 2015. As with telephone proxy authorization, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
•	By Mail. If you would like to authorize a proxy to vote your shares by mail, then please mark, sign and date your proxy card and return it promptly to Broadridge Financial Solutions, Inc., in the postage-paid envelope provided.

Voting by Proxy for Shares Registered in Street Name.  If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares in “street name,” and the notice was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Please see the enclosed proxy card for further instructions on how to submit your vote. If you have any questions regarding how to authorize a proxy by telephone or by Internet, please call Morrow & Co. LLC, toll-free at (800) 607-0088.

Can I change my vote after I submit my proxy card?

If you authorize a proxy to vote your shares, you may revoke it at any time before it is voted by:

•	filing a written notice revoking the proxy with our Secretary at our address;
•	properly executing and forwarding to us a proxy with a later date; or
•	electronically voting during the Special Meeting at www.virtualshareholdermeeting.com/GPT2015 when you enter your Control Number.

If you attend the Special Meeting, you may vote online whether or not you have previously given a proxy, but your presence (without further action) at the Special Meeting will not constitute revocation of a previously given proxy. If you hold your shares through a bank, broker or other nominee holder, only they can revoke your proxy on your behalf.

How is my vote counted?

If you properly execute and deliver a proxy in the accompanying form or authorize your proxy to vote your shares electronically through the Internet or by telephone, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the shares of common stock represented by the proxy will be voted “FOR” the charter amendment to increase the authorized shares of common stock as recommended by our Board of Directors. No other matters will be presented at the Special Meeting.

How does the Board recommend that I vote on the Proposal?

The Board recommends that holders our common stock vote “FOR” approval of the Proposal to amend the Company’s charter to increase the authorized number of shares of common stock.

Who is soliciting my proxy?

This solicitation of proxies is made by and on behalf of our Board of Directors. We will pay the cost of the solicitation of proxies. We have retained Morrow & Co. LLC at an aggregate estimated cost of $4,000, plus out-of-pocket expenses, to assist in the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone.

No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized and the delivery of this proxy statement shall, under no circumstances, create any implication that there has been no change in our affairs since the date hereof.

PROPOSAL

APPROVAL OF AN AMENDMENT TO THE CHARTER INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

The Board of Directors has deemed advisable and recommended an amendment to the Company’s charter increasing the number of authorized shares of common stock from 220,000,000 to 400,000,000. The Board of Directors has directed that this Proposal be submitted for consideration at the Special Meeting.

The Company is presently authorized to issue up to 220,000,000 shares of common stock. As of the Record Date, there were approximately 187,079,162 shares of common stock issued and outstanding leaving only 32,920,838 authorized shares of common stock available for issuance. As a result, the Company may not have a sufficient number of authorized shares of common stock available for issuance in the future for capital raising activities, acquisitions, share splits and other general corporate purposes.

The Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares of common stock. The Company raised capital via the issuance of common stock on several occasions during the 2014 and may seek to raise further equity via the issuance of common stock in 2015. The increase in authorized shares of common stock will provide flexibility with respect to future transactions, including acquisitions of other businesses or properties where the Company would have the option to use its common stock as consideration (rather than cash), financing future growth, financing transactions, repayment of debt, providing equity incentives to employees, officers and directors and other general corporate purposes. The additional shares of common stock will enable the Company to act quickly as opportunities arise and avoid the time consuming and costly need to hold a special meeting of stockholders in every case. The Board of Directors believes that, in the future, occasions may arise where the time required to obtain stockholder approval might adversely delay the Company’s ability to enter into a desirable transaction or deny it the flexibility to facilitate the effective use of its securities. Therefore, the failure to approve the Proposal could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets. Authorized but unissued shares of common stock may be used by the Company from time to time as appropriate and opportune situations arise.

Stockholders of the Company will not have any preemptive rights with respect to the additional shares being authorized. No further approval by stockholders would be necessary prior to the issuance of any additional shares of common stock, except as may be required by law or applicable NYSE rules. In certain circumstances, generally relating to the number of shares to be issued and the identity of the recipient, the rules of the NYSE require stockholder authorization in connection with the issuance of such additional shares. Subject to Maryland law and the rules of the New York Stock Exchange, the Board of Directors has the sole discretion to issue additional shares of common stock for such consideration as may be determined by the Board of Directors. The issuance of any additional shares of common stock may have the effect of diluting the percentage of stock ownership of present stockholders of the Company.

The Company has not proposed the increase to its authorized common stock with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional stock in the future to make it more difficult or to discourage an attempt to acquire control of the Company. As of this date, the Company is unaware of any pending or threatened effort to acquire control of the Company. Further, the submission of this Proposal is not part of any plan by the Board of Directors to engage in any transaction that would require the proposed increase.

If this Proposal is approved by the stockholders, the Company’s current charter will be amended to provide that the Company has the authority to issue up to 430,000,000 shares of capital stock, consisting of 400,000,000 shares of common stock, 25,000,000 shares of preferred stock and 5,000,000 shares of excess stock, each with a par value $0.001 per share. The Proposal does not change the number of authorized shares of preferred stock or excess stock.

The full text of the proposed amendment is attached hereto as Appendix A. If the stockholders approve the Proposal, the Articles of Amendment will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and the amendment to the Company’s charter as described above will be effective upon the acceptance for record of the Articles of Amendment by the SDAT.

Vote Required

The affirmative vote of stockholders entitled to cast two-thirds of all votes entitled to be cast is necessary to approve the amendment of the charter increasing the number of authorized shares of common stock.

Our Board of Directors unanimously recommends a vote “FOR” approval of the amendment of the charter increasing the number of authorized shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock, as of December 31, 2014, for (1) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock based on the Schedule 13D, Schedule 13G, or any amendments thereto, filed with the SEC, (2) each of our directors, (3) each of our named executive officers who is not a director and (4) our directors and executive officers as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

In accordance with SEC rules, each listed person’s beneficial ownership includes:

•	all shares the investor actually owns beneficially or of record;
•	all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•	all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days) after December 31, 2014 with respect to our common stock.

Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Name**	Amount And Nature of Beneficial Ownership of Common Stock		Percent of Total(1)
Gordon F. DuGan	1,948,015.00	(2)	1.04%
Allan J. Baum	246,031.16	(3)	*%
Jeffrey E. Kelter	236,521.62	(4)	*%
Charles S. Laven	225,122.80	(5)	*%
Gregory F. Hughes	38,528.10	(6)	*%
William H. Lenehan	96,643.00	(7)	*%
Benjamin P. Harris	471,723.00	(8)	*%
Jon W. Clark	144,060.00	(9)	*%
Edward J. Matey Jr.	130,754.00	(10)	*%
All Directors and Executive Officers as a Group (9 Persons)	4,872,055.39		2.6%
The Vanguard Group	12,115,532.00	(11)	6.48%

*	Less than 1% of class.
**	Unless otherwise indicated, the business address is 521 Fifth Avenue, 30th Floor, New York, NY 10175-0003.
(1)	As of December 31, 2014, 186,945,569 shares of common stock were outstanding.
(2)	Includes 157,538 LTIP units of which 50% vest on June 30, 2016 and 50% vest on June 30, 2017 subject to continued employment.
(3)	Includes 45,806 shares of common stock issuable upon exercise of options and, 200,225 phantom units.
(4)	Includes 45,806 shares of common stock issuable upon exercise of options, 2,500 shares of restricted common stock and 188,215 phantom units.
(5)	Includes 45,806 shares of common stock issuable upon exercise of options, 1,500 shares purchased in the open market, 2,500 shares of restricted common stock and 175,316.66 phantom units.
(6)	Includes 10,000 shares of common stock issuable upon exercise of options and 28,528 phantom units.
(7)	Includes 10,000 shares of common stock issuable upon exercise of options, 39,500 shares purchased in the open market and, 47,143 phantom units.
(8)	Includes 94,523 LTIP units of which 50% vest on June 30, 2016 and 50% vest on June 30, 2017 subject to continued employment.

(9)	Includes 10,806 shares of common stock issuable upon exercise of options and 15,754 LTIP units of which 50% vest on June 30, 2016 and 50% vest on June 30, 2017 subject to continued employment.
(10)	Includes 15,754 LTIP units of which 50% vest on June 30, 2016 and 50% vest on June 30, 2017 subject to continued employment.
(11)	The address for this stockholder is 100 Vanguard Blvd., Malvern, PA. Based solely on information contained in Schedule 13G filed on October 31, 2014, this shareholder has sole voting and dispositive power over these shares of common stock.

OTHER MATTERS

Solicitation of Proxies

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses. In addition, we intend to utilize the proxy solicitation services of Morrow & Co. LLC at an aggregate estimated cost of $4,000 plus out-of-pocket expenses.

Stockholder Proposals

Stockholder proposals intended to be presented at the 2015 annual meeting of stockholders must be received by our Secretary no later than January 16, 2015, in order to be considered for inclusion in our proxy statement relating to the 2015 meeting pursuant to Rule 14a-8 under the Exchange Act.

For a proposal of a stockholder to be properly presented at the 2015 annual meeting of stockholders, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, such proposal must be received at our principal executive offices after December 28, 2014 and on or before April 12, 2015, unless the 2015 annual meeting of stockholders is scheduled to take place before June 19, 2015 or after August 25, 2015. Our Bylaws currently provide that any stockholder wishing to nominate a director or have a stockholder proposal, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in our Bylaws, to us at our principal executive offices not less than 75 days nor more than 180 days prior to the anniversary of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is scheduled to be held more than seven calendar days prior, or more than 60 days subsequent, to the anniversary date, such nominations or proposals must be delivered to us not earlier than the 180th day prior to such meeting and not later than the close of business on the later of the 75th day prior to such annual meeting or the twentieth day following the earlier of the day on which public announcement of the meeting is first made or notice of the meeting is mailed to stockholders. Any such proposal should be mailed to our principal executive offices at: Gramercy Property Trust Inc., 521 Fifth Avenue, 30th Floor, New York, New York 10175-3001, Attn: Edward J. Matey Jr., Secretary.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify us, by calling (212) 297-1000 or by directing your written request to: Gramercy Property Trust Inc., 521 Fifth Avenue, 30th Floor, New York, New York 10175-3001, Attn: Edward J. Matey Jr., Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker as specified above.

Other Matters

No other matters, other than those described in the notice, will be presented for action at the Special Meeting.

Where You Can Find More Information

Upon receipt of a written request of any person who, on the Record Date, was record owner of shares of common stock or who represents in good faith that he or she was on such date the beneficial owner of shares of common stock entitled to vote at the Special Meeting, we will furnish to such person, without charge, a copy of this proxy statement and/or a copy of our Annual Report on Form 10-K for the year ended December 31, 2013 and our quarterly reports on Form 10-Q and the exhibits thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Any such request should be made in writing to Gramercy Property Trust Inc., Attn: Investor Relations, at 521 Fifth Avenue, 30th Floor, New York, New York, 10175-3001, or call toll-free number: 1-800-579-1639.

By Order of our Board of Directors

/s/ Edward J. Matey Jr.
Edward J. Matey Jr.
Secretary

New York, New York
January 20, 2015

Appendix A

GRAMERCY PROPERTY TRUST INC.

ARTICLES OF AMENDMENT

Gramercy Property Trust Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  Article VI, Section 1 of the Corporation’s charter (the “Charter”) is hereby amended in its entirety to read as follows:

Section 1. Authorized Shares.  The Corporation has authority to issue a total of 430,000,000 shares of capital stock (par value $0.001 per share), consisting of 400,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), 25,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”), and 5,000,000 shares of Excess Stock, $0.001 par value per share (“Excess Stock”). The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of capital stock. The aggregate par value of all authorized shares of stock having par value is $430,000.

SECOND:  This amendment to the Charter (“Amendment”) has been duly advised by the Board of Directors of the Corporation in the manner and by the vote required by law and approved by the requisite vote of the stockholders of the Corporation in the manner and by the vote required by law.

THIRD:  Without giving effect to this Amendment, the Corporation has authority to issue 250,000,000 shares of capital stock (par value $0.001 per share), consisting of 220,000,000 shares of Common Stock, $0.001 par value per share, 25,000,000 shares of Preferred Stock, $0.001 par value per share, and 5,000,000 shares of Excess Stock, $0.001 par value per share. Upon giving effect to this Amendment, the Corporation will have authority to issue 430,000,000 shares of capital stock (par value $0.001 per share), consisting of 400,000,000 shares of Common Stock, $0.001 par value per share, 25,000,000 shares of Preferred Stock, $0.001 par value per share, and 5,000,000 shares of Excess Stock, $0.001 par value per share.

FOURTH:  Without giving effect to this Amendment, the aggregate par value of all authorized shares is $250,000. Upon giving effect to this Amendment, the aggregate par value of all authorized shares will be $430,000.

FIFTH:  This Amendment has not changed the information required by subsection (b)(2)(i) of Section 2-607 of the Maryland General Corporation Law.

SIXTH:  The undersigned Chief Executive Officer of the Corporation acknowledges this Amendment to be the act of the Corporation, and, as to all matters or facts required to be verified under oath, that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and such statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this    day of            , 2015.

ATTEST:	GRAMERCY PROPERTY TRUST INC.

Edward J. Matey Jr.	Gordon F. DuGan
Secretary	Chief Executive Officer

521 FIFTH AVENUE. 30th FLOOR
NEW YORK, NY 10175

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONE TO AUTHORIZE YOUR PROXY. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

AUTHORIZE YOUR PROXY BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. New York time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your proxy using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

AUTHORIZE YOUR PROXY BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. New York time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you authorize your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To authorize your proxy by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GRMRC1	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRAMERCY PROPERTY TRUST INC.

HOLDERS OF COMMON STOCK ONLY:

Vote on Proposal

	For	Against	Abstain
To amend the Company’s charter to increase the number of authorized shares of common stock.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of Special Meeting of stockholders and the proxy statement with respect thereto, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

GRAMERCY PROPERTY TRUST INC.
521 Fifth Avenue, 30th Floor
New York, New York 10175-3001

Proxy for Special Meeting of Common Stockholders to be held on February 26, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of Common Stock (the “Common Stockholder”) of Gramercy Property Trust Inc., a Maryland corporation (the “Corporation”), hereby constitutes and appoints Gordon F. DuGan and Edward Matey Jr. and either of them, as proxies of the undersigned, with full power of substitution, to attend the Special Meeting of the Common Stockholders to be held live webcast by visiting www.virtualshareholdermeeting.com/GPT2015, at 9:30 a.m., New York time, on February 26, 2015, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned Common Stockholder(s). If this proxy is executed but no direction is given, the votes entitled to be cast, if any, by the undersigned Common Stockholder will be cast “FOR” the Proposal. A Common Stockholder wishing to vote in accordance with our Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

Please authorize your proxy by signing on the other side and return promptly in the enclosed envelope.